SUSAN L. ALDRIDGE
Associate
(303) 352-1103
FAX (303) 629-3450
aldridge.susan@dorsey.com

April 21, 2005

VIA FEDERAL EXPRESS

Kelly Roberts
Division of Minerals and Lands
Wyoming State Office
Bureau of Land Management
5353 Yellowstone Road
Cheyenne, WY 82009

Re: Storm Cat Energy (USA) Corporation
WYW-132513 and WYW132515

Dear Kelly:

Enclosed for recording are three originals of each of the following documents:

1. Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources regarding Lease No. WYW-132513; and

2. Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources regarding Lease No. WYW-132515.

Also enclosed is a self-addressed stamped envelope for your use in returning a conformed original of each Assignment to this office.

Thank you in advance for your assistance with this matter. If you have any questions, please contact me.

Sincerely,

DORSEY & WHITNEY LLP

Susan L. Aldridge

Susan L. Aldridge

Enclosures

cc: Barbara Zimmerman (w/enclosures)
Kristy Wendt (w/enclosures)
Robin Dyer (w/enclosures)

Form 3000-3
(February 2005)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

FORM APPROVED
OMB NO. 1004-0034
Expires: January 31, 2006

Lease Serial No. WYW 132513

Lease Effective Date (Anniversary Date) 06/01/1994

New Serial No.

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* **Storm Cat Energy (USA) Corporation**
Street **1400 16th St., Suite 510**
City, State, Zip Code **Denver, CO 80202**

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all addtional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☑ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description Additional space on page 2, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein. a	Percent of Interest Owned b	 Conveyed c	 Retained d	Percent of Overriding Royalty Similar Interests Reserved e	 Previously reserved or conveyed f
Township 52 North, Range 73 West, 6th P.M. **Section 18: Lot 9** **Township 52 North, Range 74 West, 6th P.M.** **Section 12: Lots 9, 10, 15, 16** **Section 13: Lots 1-7, 8, 9, NESE** **Section 14: Lots 1, 2, 8** **Containing 711.40 acres, more or less** **Campbell County WY**	**90%**	**90%**	**None**	**None**	**Those of Record**

FOR BLM USE ONLY - DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☐ Assignment approved for above described lands;

☐ Assignment approved for attached land description

Assignment approved effective ______________________

☐ Assignment approved for land description indicated on reverse of this form

By ______________________ ______________________
Bureau of Land Management (BLM) (Title) (Date)

(Continued on page 2)

Part A (Continued): ADDITIONAL SPACE for names and addresses of additional assignees in Item No. 1, if needed, or for Land Description in Item No. 2, if needed.

PART B - CERTIFICATION AND REQUEST FOR APPROVAL

1. The Assignor certifies as owner if an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2. Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee's chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3. Assignee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.

For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 14th day of April 2005 | Executed this 21st day of April 2005

Name of Assignor as shown on current lease **J.M. Huber Corporation**
(Please type or print)

Assignor or Attorney-in-fact William B. Goodspeed, Vice President
(Signature)

1050 - 17th Street, Suite 800
(Assignor's Address)

Denver (City) **CO** (State) **80265** (Zip Code)

Assignee or Attorney-in-fact A. Scott Simm[illegible]
(Signature)

Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.

(Continued on page 3)

PART C - GENERAL INSTRUCTIONS

1. Assignor/Assignee must complete Parts A1 and A2 and Part B. All parties to assignment must sign as follows: The assignor(s) must manually sign 3 original copies and the assignee(s) must manually sign at least 1 of the 3 original copies. File three (3) completed copies of this form in the proper BLM office for each assignment of record title. For a transfer of overriding royalty interest, payment out of production or other similar interest or payment, file one (1) manually signed copy of this form. The required filing fee (nonrefundable) must accompany the assignment. File assignment within ninety (90) days after date of execution of assignor.
2. Separate form must be used for each lease being affected by this assignment and for each type of interest conveyed.
3. In Item No. 2 of Part A, describe lands affected (See 43 CFR 3106, 3135 or 3241). For column b, c, d, and e, enter the interest expressed as a percentage of total interest in the lease; e.g., if assignor assigns one quarter of a 20% interest, enter 20% in column b, 5% in column c, and 15% in column d.
4. If assignment is to more than one assignee, enter each assignee's name across
5. If any payment out of production or similar interests, arrangements or payments have previously been created out of the interest being assigned, or if any such payments or interests are reserved under this assignment, include a statement giving full details as to amount, method of payment, and other pertinent terms as provided under 43 CFR 3106, 3135, or 3241.
6. The lease account must be in good standing before this assignment can be approved as provided under 43 CFR 3106 and 3241.
7. Assignment, if approved, takes effect on the first day of the month following the date of filing in the proper BLM office. If a bond is necessary, it must be furnished prior to approval of the assignment.
8. Approval of assignment of record title to 100% of a portion of the leased lands creates separate leases of the retained and the assigned portions, but does not change the terms and conditions of the lease anniversary date for purposes of payment of annual rental.
9. Overriding royalty, payment out of production or other similar types of transfers must be filed with BLM, but will be accepted for record purposes only. No official approval will be given.

NOTICES

The Privacy Act of 1974 and the regulation in 43 CFR 2.48(d) provide that you be furnished the following information in connection with information required by oil and gas/geothermal lease record title assignment application.

AUTHORITY: 30 U.S.C. 181 et seq.; 30 U.S.C. 1001-1025; 42 U.S.C. 6508

PRINCIPAL PURPOSE: The information is to be used to process record title assignments for oil and gas/geothermal resources leases.

ROUTINE USES: (1) The adjudication of the assignee's rights to the land or resources. (2) Documentation for public information in support of notations made on land status, records for the management, disposal, and use of public lands and resources. (3) Transfer to appropriate Federal agencies when concurrence is required prior to granting a right in public lands or resources. (4) (5) Information from the record and/or the record will be transferred to appropriate Federal, State, local or foreign agencies, when relevant to civil, criminal or regulatory investigations or prosecutions.

EFFECT OF NOT PROVIDING INFORMATION: If all requested information is not provided, the assignment may not be approved. See regulations at 43 CFR Groups 3100 and 3200.

The Paperwork Reduction Act of 1995 requires us to inform you that:
BLM collects this information to create and maintain a record of oil and gas/geothermal lease activity.
This information will be used to create and maintain a record of oil and gas/geothermal lease activity.
Response to this request is required to obtain benefit.
BLM would like you to know that you do not have to respond to this or any other Federal agency-sponsored information collection unless it displays a currently valid OMB control number.

BURDEN HOURS STATEMENT: Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data. and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Information Collection Clearance Officer, (WO-630), 1849 C Street, N.W., Mail Stop 401 LS, Washington, D.C. 20240.

Form 3000-3
(February 2005)

UNITED STATES
DEPARTMENT OF THE INTERIOR
BUREAU OF LAND MANAGEMENT

FORM APPROVED
OMB NO. 1004-0034
Expires: January 31, 2006

Lease Serial No.
WYW 132515

Lease Effective Date (Anniversary Date)
06/01/1994

New Serial No.

ASSIGNMENT OF RECORD TITLE INTEREST IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT

1. Assignee* Storm Cat Energy (USA) Corporation
Street 1400 16th St., Suite 510
City, State, Zip Code Denver, CO 80202

*If more than one assignee, check here ☐ and list the name(s) and address(es) of all addtional assignees on page 2 of this form or on a separate attached sheet of paper.

This record title assignment is for: *(Check one)* ☑ Oil and Gas Lease, or ☐ Geothermal Lease

Interest conveyed: *(Check one or both, as appropriate)* ☑ Record Title, ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description	Percent of Interest			Percent of Overriding Royalty Similar Interests	
Additional space on page 2, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein.	Owned	Conveyed	Retained	Reserved	Previously reserved or conveyed
a	b	c	d	e	f
Township 51 North, Range 74 West, 6th PM **Section 01: Lots 5-15, 18-20** **Section 02: Lots 5-7, 11, 12** **Containing 762.31 acres, more or less** **Campbell County WY**	**90%**	**90%**	**None**	**None**	**Those of Record**

FOR BLM USE ONLY - DO NOT WRITE BELOW THIS LINE

UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☐ Assignment approved for above described lands;

☐ Assignment approved for attached land description

Assignment approved effective ______________________

☐ Assignment approved for land description indicated on reverse of this form

By ______________________
Bureau of Land Management (BLM)

____
(Title) (Date)

(Continued on page 2)

Part A (Continued): ADDITIONAL SPACE for names and addresses of additional assignees in Item No.1, if needed, or for Land Description in Item No. 2, if needed.

PART B - CERTIFICATION AND REQUEST FOR APPROVAL

1. The Assignor certifies as owner if an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2. Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee's chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3. Assignee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.

For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 14th day of April 2005 Executed this 21 day of April 20 05

Name of Assignor as shown on current lease J.M. Huber Corporation
(Please type or print)

Assignor or Attorney-in-fact [signature] (Signature) William B. Goodspeed - Vice President
(Signature)

Assignee or Attorney-in-fact [signature] (Signature)
(Signature)

1050 - 17th Street, Suite 800
(Assignor's Address)

Denver	CO	80265
(City)	(State)	(Zip Code)

Title 18 U.S.C. Sec.1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious, or fraudulent statements or representations as to any matter within its jurisdiction.

(Continued on page 3)

PART C - GENERAL INSTRUCTIONS

1. Assignor/Assignee must complete Parts A1 and A2 and Part B. All parties to assignment must sign as follows: The assignor(s) must manually sign 3 original copies and the assignee(s) must manually sign at least 1 of the 3 original copies. File three (3) completed copies of this form in the proper BLM office for each assignment of record title. For a transfer of overriding royalty interest, payment out of production or other similar interest or payment, file one (1) manually signed copy of this form. The required filing fee (nonrefundable) must accompany the assignment. File assignment within ninety (90) days after date of execution of assignor.
2. Separate form must be used for each lease being affected by this assignment and for each type of interest conveyed.
3. In Item No. 2 of Part A, describe lands affected (See 43 CFR 3106, 3135 or 3241). For column b, c, d, and e, enter the interest expressed as a percentage of total interest in the lease; e.g., if assignor assigns one quarter of a 20% interest, enter 20% in column b, 5% in column c, and 15% in column d.
4. If assignment is to more than one assignee, enter each assignee's name across
5. If any payment out of production or similar interests, arrangements or payments have previously been created out of the interest being assigned, or if any such payments or interests are reserved under this assignment, include a statement giving full details as to amount, method of payment, and other pertinent terms as provided under 43 CFR 3106, 3135, or 3241.
6. The lease account must be in good standing before this assignment can be approved as provided under 43 CFR 3106 and 3241.
7. Assignment, if approved, takes effect on the first day of the month following the date of filing in the proper BLM office. If a bond is necessary, it must be furnished prior to approval of the assignment.
8. Approval of assignment of record title to 100% of a portion of the leased lands creates separate leases of the retained and the assigned portions, but does not change the terms and conditions of the lease anniversary date for purposes of payment of annual rental.
9. Overriding royalty, payment out of production or other similar types of transfers must be filed with BLM, but will be accepted for record purposes only. No official approval will be given.

NOTICES

The Privacy Act of 1974 and the regulation in 43 CFR 2.48(d) provide that you be furnished the following information in connection with information required by oil and gas/geothermal lease record title assignment application.

AUTHORITY: 30 U.S.C. 181 et seq.; 30 U.S.C. 1001-1025; 42 U.S.C. 6508

PRINCIPAL PURPOSE: The information is to be used to process record title assignments for oil and gas/geothermal resources leases.

ROUTINE USES: (1) The adjudication of the assignee's rights to the land or resources. (2) Documentation for public information in support of notations made on land status, records for the management, disposal, and use of public lands and resources. (3) Transfer to appropriate Federal agencies when concurrence is required prior to granting a right in public lands or resources. (4) (5) Information from the record and/or the record will be transferred to appropriate Federal, State, local or foreign agencies, when relevant to civil, criminal or regulatory investigations or prosecutions.

EFFECT OF NOT PROVIDING INFORMATION: If all requested information is not provided, the assignment may not be approved. See regulations at 43 CFR Groups 3100 and 3200.

The Paperwork Reduction Act of 1995 requires us to inform you that:
BLM collects this information to create and maintain a record of oil and gas/geothermal lease activity.
This information will be used to create and maintain a record of oil and gas/geothermal lease activity.
Response to this request is required to obtain benefit.
BLM would like you to know that you do not have to respond to this or any other Federal agency-sponsored information collection unless it displays a currently valid OMB control number.

BURDEN HOURS STATEMENT: Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Information Collection Clearance Officer, (WO-630), 1849 C Street, N.W., Mail Stop 401 LS, Washington, D.C. 20240.